LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 2000

Seeking growth of capital through diversification of investment securities having potential for capital appreciation

KEMPER GROWTH FUND

        "... This extremely heavy position in technology concerned us because we believed that it jeopardized our ability to maintain a well-diversified portfolio ... As technology struggled ... our underweighting was extremely beneficial for the fund. ..."

                                                             [KEMPER FUNDS LOGO]

                                                                       CONTENTS

                                                                              3
                                                              ECONOMIC OVERVIEW

                                                                              7
                                                             PERFORMANCE UPDATE

                                                                              9
                                                                  TERMS TO KNOW

                                                                             12
                                                            INDIVIDUAL HOLDINGS

                                                                             13
                                                       PORTFOLIO OF INVESTMENTS

                                                                             16
                                                           FINANCIAL STATEMENTS

                                                                             19
                                                           FINANCIAL HIGHLIGHTS

                                                                             21
                                                  NOTES TO FINANCIAL STATEMENTS

                                                                             25
                                                                TAX INFORMATION

                                                                             26
                                                 REPORT OF INDEPENDENT AUDITORS
 AT A GLANCE

 KEMPER GROWTH FUND TOTAL RETURNS*
 FOR THE YEAR ENDED SEPTEMBER 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                   KEMPER GROWTH FUND          KEMPER GROWTH FUND        LIPPER LARGE-CAP GROWTH
KEMPER GROWTH FUND CLASS A                               CLASS B                     CLASS C             FUNDS CATEGORY AVERAGE*
--------------------------                         ------------------          ------------------        -----------------------
25.49                                                     24.32                       24.30                       30.33

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
*TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION SEE THE PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    9/30/00   9/30/99
 .........................................................
    KEMPER GROWTH FUND CLASS A       $18.04    $15.79
 .........................................................
    KEMPER GROWTH FUND CLASS B       $16.50    $14.69
 .........................................................
    KEMPER GROWTH FUND CLASS C       $16.72    $14.87
 .........................................................

 KEMPER GROWTH FUND
 RANKINGS AS OF 9/30/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER LARGE-CAP GROWTH FUNDS CATEGORY+

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #281 of 496 funds     #308 of 496 funds     #309 of 496 funds
 ....................................................................................
    5-YEAR       #189 of 201 funds     #194 of 201 funds     #193 of 201 funds
 ....................................................................................
    10-YEAR       #59 of 66 funds             n/a                   n/a
 ....................................................................................
    15-YEAR       #42 of 48 funds             n/a                   n/a
 ....................................................................................
    20-YEAR       #27 of 32 funds             n/a                   n/a
 ....................................................................................

+LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE. THE FUND IS COMPARED WITH THE LIPPER LARGE-CAP GROWTH FUNDS CATEGORY.

 DIVIDEND REVIEW

 DURING THE YEAR ENDED SEPTEMBER 30, 2000, KEMPER GROWTH FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                CLASS A   CLASS B   CLASS C
 ...............................................................
    LONG-TERM CAPITAL GAIN       $1.76     $1.76     $1.76
 ...............................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL (312)
BOX] 696-6000. The Morningstar Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER GROWTH FUND IN THE LARGE-CAP GROWTH
                           CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.7 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems, are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- they've been accelerating since early in the year, and in September were up more than 20 percent compared to a year ago.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. Second, interest expense will surge thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (10/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.00                   6.10                   4.50
Prime rate (2)                                  9.50                   9.00                   8.25                   8.25
Inflation rate (3)*                             3.50                   3.80                   2.60                   1.40
The U.S. dollar (4)                            11.30                   1.10                  -0.90                   1.10
Capital goods orders (5)*                      22.70                  13.30                   4.70                   8.60
Industrial production (5)*                      5.70                   5.40                   3.50                   3.70
Employment growth (6)                           1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 9/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for most borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of 2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[MALTER PHOTO]

VALERIE F. MALTER IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND IS A CO-LEAD PORTFOLIO MANAGER OF KEMPER GROWTH FUND. SHE IS ALSO A CERTIFIED FINANCIAL ANALYST. SHE HAS MORE THAN 17 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED A RECOMMENDATION OF ANY SPECIFIC SECURITY.


                             OVER THE LAST YEAR, VOLATILITY RULED THE MARKET. MOST NOTABLY TECHNOLOGY STOCKS, WHICH SEEMED UNSTOPPABLE IN RECENT YEARS BEGAN TO STRUGGLE. DESPITE THE TURBULENCE, KEMPER GROWTH FUND POSTED STRONG RETURNS FOR THE ANNUAL PERIOD -- OCTOBER 1, 1999 THROUGH SEPTEMBER 30, 2000. BELOW, LEAD PORTFOLIO MANAGER VALERIE MALTER DISCUSSES HOW HER COMMITMENT TO DIVERSIFICATION AND A PURE-GROWTH INVESTMENT STRATEGY HELPED THE FUND OUTPERFORM ITS BENCHMARK.

Q     HOW DID KEMPER GROWTH FUND PERFORM DURING THE SEMIANNUAL PERIOD?

A     Despite sustained stock market volatility, fund performance was strong.
The fund gained 25.49 percent (Class A shares, unadjusted for any sales charges) for the 12 months ended September 30, 2000. We are extremely gratified that the fund outpaced its benchmark, the Russell 1000 Growth index, which rose 23.43 percent.

Q     HOW IS THE FUND POSITIONED RELATIVE TO ITS BENCHMARK, THE RUSSELL 1000
GROWTH INDEX?

A     We make a profound effort to keep the fund closely in line with the sector weightings of our benchmark. While our investment strategy is not quite sector neutral, we are committed to managing risk through diversification. We generally aim to keep our sector weightings within plus or minus 5 percent of each sector in the Russell 1000 Growth index. This discipline keeps us from trying to guess the next hot sector. And it helps ensure the fund will be positioned to capture gains and minimize losses during bouts of extreme volatility such as those we saw this period.

  This year, however, we did make an exception to the rule, which benefitted the fund. As you may already realize, over the last five years technology stocks have made huge gains in value and therefore market capitalizations of technology companies have increased dramatically. In June, when our benchmark was reconstituted, technology was increased to represent approximately 60 percent of the Russell 1000 Growth index. This extremely heavy position in technology concerned us because we believed that it jeopardized our ability to maintain a well-diversified portfolio. We therefore made a conscious decision to underweight our technology position relative to the index. As technology has struggled over the last six months, our underweighting was extremely beneficial for the fund. [THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THE HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES OF 1,000 OF THE LARGEST PUBLICLY TRADED COMPANIES BASED ON MARKET CAPITALIZATION (SEE TERMS TO KNOW, ON PAGE 9). EACH JUNE, THE INDEX IS RECONSTITUTED AND THE WEIGHTINGS OF THE SECTORS CHANGE BASED ON CHANGES IN MARKET CAPITALIZATION. YOU CANNOT INVEST DIRECTLY IN THE INDEX.]

Q     WOULD YOU DISCUSS WHAT THE VOLATILE MARKET MEANT FOR KEMPER GROWTH FUND'S
PERFORMANCE?

A     The market provided a textbook example of why diversification and a long-term

PERFORMANCE UPDATE

rational outlook are so important. Throughout the period, we continued to see unprecedented levels of market volatility.

  The period began in October with strong performance in large-cap domestic growth stocks -- the mainstay of Kemper Growth Fund. In November and December investors seemingly turned a blind eye to fundamentals, rewarding lower-quality stocks over higher ones. Smaller, high-flying tech stocks -- many of them the untested, trendy ".com" stocks we stay away from -- were grabbing headlines with strong performance. After some profit-taking in January, the fund quickly regained its footing when the market surged ahead once again. Fund performance continued apace throughout February and the first half of March, buoyed by biotech stocks, consumer discretionary stocks, retailers and technology stocks.

  The second half of the period began with the implosion of the technology sector. A tug-of-war between growth and value stocks then took hold throughout the remainder of the period. Our technology stocks, like most, were hurt. However, our relative underweighting in technology helped the fund's overall performance during the second half of the year.

Q     HOW DID YOU MANAGE THE FUND'S TECHNOLOGY HOLDINGS THROUGH THE DOWNTURN? DO
YOU STILL MAINTAIN A MEANINGFUL TECHNOLOGY POSITION?

A     As growth investors, technology companies have always been a meaningful part of the fund's portfolio. When technology began its dramatic slide in March and with the understanding that our benchmark would be increasing its exposure to technology, we began adding to the sector. After the deepest declines, we added to existing positions of fundamentally solid tech names already in the portfolio and added new positions in stocks we liked, but believed were too expensive prior to the tech stumble. So we did increase our technology position on weakness, but kept it beneath our benchmark. As technology continued to struggle, this underweighted position helped the fund's relative performance. We believe this downturn is temporary and that we'll continue to see those tech companies with strong fundamentals and good management prosper.

Q     THE FEDERAL RESERVE BOARD INCREASED INTEREST RATES REPEATEDLY THROUGHOUT
THE PERIOD. HOW DID RISING RATES AFFECT LARGE-CAP GROWTH STOCK PERFORMANCE?

A     A rising interest-rate environment typically takes its toll on growth stocks. That's because rising rates generally signal an accelerating economy, a scenario that tends to drive investors toward more cyclical stocks. During the period, we did see rotation between growth and cyclical value stocks as well as large-and small-cap stocks.

  While we're closely monitoring and researching how economic trends affect individual companies, we do not allow short-term macroeconomic fluctuations to drive our investment discipline. Regardless of the direction of interest rates, our job is to seek growth stocks with superior fundamentals and earnings potential.

  So while other fund managers would eliminate positions in sectors that tend to underperform in rising rate environments, we examine each company's fundamental ability to sustain momentum regardless of sector.

Q     WHAT WORKED WELL FOR KEMPER GROWTH FUND?

A     Again diversification and adherence to a strict investment discipline were key. Most sectors experienced wild swings. Anticipating rotations and trading issues is tough in any market, but almost impossible in this one.

  For the 12-month period, we saw large gains in our health care holdings. These gains came from both biotech and pharmaceutical companies. One of the standout pharmaceutical performers was Merck, which has posted positive earnings quarter after quarter for about the last two years. Despite these earnings results, the market has been nervous about Merck's ability to continue delivering strong earnings. That's because many of its product patents will begin to expire in 2001, and the company has not released news about potential new products it plans to market. We're pleased with Merck's performance and feel confident it will continue to bring new successful products to market as it has over the years. As long as the company continues to meet our expectations, we'll hold the stock. Other strong health care performers included Pfizer, Warner Lambert, Genentech, Allergan and Medtronic.

  Technology, despite its recent troubles, was a big contributor to performance over the full 12-month period. Our holdings rallied strongly during the first half of the period, and many of our tech stocks rebounded nicely after the downturn last spring. The strongest performers

PERFORMANCE UPDATE

included those companies involved in high-tech communications. Demand for faster and better communications continues to swell, causing growth rates of these companies to accelerate, which of course has been great for their stock prices. Many communication stocks have recouped earlier losses and have since moved to new highs. Some of the strongest fund performers include Sun Microsystems, Ariba, EMC, Juniper Networks and Vitesse.

Q     DESPITE THE FUND'S STRONG GAINS, WAS THERE ANYTHING THAT HINDERED
PERFORMANCE?

A     Media stocks, which had been very strong contributors over the last couple years, really hurt performance this year. The decline has been tied to a decrease in demand for advertising space. Over the last couple years demand grew as new Internet companies were launched and began vying for advertising space. As incremental demand grew, so did the cost of advertising space. As many Internet companies have struggled this year, we've seen a pull back in advertising budgets, which has reduced demand and pricing. Earnings growth of many media companies have therefore decelerated, disappointing investors.

  We're of course disheartened to see these declines, but believe the deceleration is temporary. Earnings growth may not soon reach last year's extreme levels, but companies are still advertising and revenue will continue to grow, albeit at a slower pace. We certainly have not given up on the sector, although we have reduced our position somewhat. We're being more selective about the companies we're holding -- looking for those that may turn the corner sooner rather than later.

Q     GIVEN THE CHALLENGES OF THE RECENT MARKET, WHAT IS YOUR OUTLOOK FOR EQUITY
INVESTING IN THE NEAR TERM?

A     Despite the market's recent challenges, we remain committed to our pure-growth investment philosophy. We believe that over time, companies with strong franchises, skilled management and sustainable, consistent earnings growth can produce superior long-term returns. Especially in times of market turbulence, it's important to maintain a long-term outlook. We continue to believe that quality large-cap domestic growth stocks offer excellent prospects for fund investors.

TERMS TO KNOW

CAPITALIZATION/MARKET CAPITALIZATION A measure of the size of a company that offers publicly traded stock, as determined by multiplying the current share price by the number of shares outstanding.

GROWTH STOCK Stocks in companies that are expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because growth stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

SECTOR A sector is a grouping of stocks that are usually found in related industries, such as technology. The stocks within a market sector may be similarly affected by financial, economic, business and other developments.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 For periods ended September 30, 2000 (adjusted for the maximum sales charge)

                                             1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
---------------------------------------------------------------------------------------------------------
    KEMPER GROWTH FUND CLASS A               18.30%   15.16%    16.04%       13.02%      (since 4/4/66)
 .........................................................................................................
    KEMPER GROWTH FUND CLASS B               21.32    15.21       n/a        15.59       (since 5/31/94)
 .........................................................................................................
    KEMPER GROWTH FUND CLASS C               24.30    15.53       n/a        15.78       (since 5/31/94)
 .........................................................................................................

KEMPER GROWTH FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 12/31/78 to 9/30/00
[LINE GRAPH]

                                                   KEMPER GROWTH FUND          RUSSELL 1000 GROWTH        STANDARD & POOR'S 500
                                                       CLASS A(1)                    INDEX(+)                 STOCK INDEX(++)
                                                   ------------------          -------------------        ---------------------
12/31/78                                                  9429.00                    10000.00                    10000.00
                                                         13277.00                    13538.00                    11231.00
                                                         19130.00                    16974.00                    14125.00
                                                         16930.00                    19492.00                    12751.00
                                                         21840.00                    25059.00                    14633.00
                                                         27321.00                    29064.00                    17161.00
                                                         25368.00                    28787.00                    17401.00
12/31/85                                                 32197.00                    38245.00                    21983.00
                                                         36514.00                    44121.00                    25197.00
                                                         38606.00                    46462.00                    25708.00
                                                         42782.00                    51697.00                    28896.00
                                                         55940.00                    70268.00                    36770.00
                                                         58100.00                    70085.00                    34359.00
                                                         96942.00                    98935.00                    43397.00
12/31/92                                                 95431.00                   103881.00                    45335.00
                                                         96987.00                   106898.00                    48533.00
                                                         91253.00                   109737.00                    47786.00
                                                        120337.00                   150543.00                    64086.00
                                                        140005.00                   185352.00                    77072.00
                                                        163527.00                   241860.00                   100971.00
                                                        186784.00                   335470.00                   127898.00
                                                        255726.00                   446654.00                   152872.00
9/30/00                                                 248562.00                   440490.00                   149466.00

KEMPER GROWTH FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 9/30/00
[LINE GRAPH]

                                                   KEMPER GROWTH FUND          RUSSELL 1000 GROWTH        STANDARD & POOR'S 500
                                                       CLASS B(1)                    INDEX(+)                 STOCK INDEX(++)
                                                   ------------------          -------------------        ---------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9328.00                     9705.00                     9732.00
                                                         9832.00                    10451.00                    10136.00
                                                         9765.00                    10529.00                    10061.00
                                                        10516.00                    11532.00                    10968.00
                                                        11290.00                    12666.00                    11933.00
                                                        12274.00                    13815.00                    12802.00
                                                        12743.00                    14444.00                    13492.00
3/31/96                                                 13348.00                    15220.00                    14140.00
                                                        13876.00                    16188.00                    14691.00
                                                        14541.00                    16772.00                    15057.00
                                                        14674.00                    17784.00                    16227.00
                                                        13580.00                    17880.00                    16585.00
                                                        15745.00                    21261.00                    19390.00
                                                        17258.00                    22859.00                    20751.00
                                                        16958.00                    23206.00                    21258.00
3/31/98                                                 19634.00                    26722.00                    24135.00
                                                        19402.00                    27934.00                    24838.00
                                                        15060.00                    25397.00                    22278.00
                                                        19159.00                    32188.00                    26927.00
                                                        20557.00                    34234.00                    28179.00
                                                        20941.00                    35552.00                    30070.00
                                                        20146.00                    34248.00                    28099.00
                                                        25956.00                    42856.00                    32185.00
                                                        27974.00                    45911.00                    32828.00
                                                        26897.00                    44669.00                    31864.00
9/30/00                                                 25045.00                    42265.00                    31468.00

KEMPER GROWTH FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 9/30/00
[LINE GRAPH]

                                                   KEMPER GROWTH FUND          RUSSELL 1000 GROWTH        STANDARD & POOR'S 500
                                                        CLASS C(1)                   INDEX(+)                 STOCK INDEX(++)
                                                   ------------------          -------------------        ---------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9343.00                     9705.00                     9732.00
                                                         9840.00                    10451.00                    10136.00
                                                         9772.00                    10529.00                    10061.00
                                                        10532.00                    11532.00                    10968.00
                                                        11322.00                    12666.00                    11933.00
                                                        12299.00                    13815.00                    12802.00
                                                        12776.00                    14444.00                    13492.00
3/31/96                                                 13390.00                    15220.00                    14140.00
                                                        13926.00                    16188.00                    14691.00
                                                        14593.00                    16772.00                    15057.00
                                                        14717.00                    17784.00                    16227.00
                                                        13635.00                    17880.00                    16585.00
                                                        15810.00                    21261.00                    19390.00
                                                        17346.00                    22859.00                    20751.00
                                                        17046.00                    23206.00                    21258.00
3/31/98                                                 19760.00                    26722.00                    24135.00
                                                        19555.00                    27934.00                    24838.00
                                                        15178.00                    25397.00                    22278.00
                                                        19326.00                    32188.00                    26927.00
                                                        20736.00                    34234.00                    28179.00
                                                        21161.00                    35552.00                    30070.00
                                                        20367.00                    34248.00                    28099.00
                                                        26224.00                    42856.00                    32185.00
                                                        28268.00                    45911.00                    32828.00
                                                        27193.00                    44669.00                    31864.00
9/30/00                                                 25315.00                    42265.00                    31468.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.

*FOR CLASS A SHARES, ADJUSTMENT FOR THE
MAXIMUM SALES CHARGE OF 5.75% AND FOR
CLASS B SHARES, ADJUSTMENT FOR THE
APPLICABLE CONTINGENT DEFERRED SALES
CHARGE (CDSC) OF 3%, CLASS C SHARES HAVE
NO ADJUSTMENT FOR SALES CHARGE. THE
MAXIMUM CDSC FOR CLASS B SHARES IS 4%.
FOR CLASS C SHARES, THERE IS A 1% CDSC
ON CERTAIN REDEMPTIONS WITHIN THE FIRST
YEAR OF PURCHASE. SHARE CLASSES INVEST
IN THE SAME UNDERLYING PORTFOLIO. DURING
THE PERIODS NOTED, SECURITIES PRICES
FLUCTUATED. FOR ADDITIONAL INFORMATION,
SEE THE PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION AND THE FINANCIAL
HIGHLIGHTS AT THE END OF THIS REPORT.

(1)PERFORMANCE INCLUDES REINVESTMENT OF
DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM
SALES CHARGE FOR CLASS A SHARES AND THE
CONTINGENT DEFERRED SALES CHARGE IN
EFFECT AT THE END OF THE PERIOD FOR
CLASS B SHARES. WHEN REVIEWING THE
PERFORMANCE CHART, PLEASE NOTE THAT THE
INCEPTION DATE FOR THE RUSSELL 1000
GROWTH INDEX IS JANUARY 1, 1979. AS A
RESULT, WE ARE NOT ABLE TO ILLUSTRATE
THE LIFE-OF-FUND PERFORMANCE (SINCE
APRIL 4, 1966) FOR KEMPER GROWTH FUND
CLASS A SHARES. IN COMPARING KEMPER
GROWTH FUND WITH THE INDICES, YOU SHOULD
ALSO NOTE THAT THE FUND'S PERFORMANCE
REFLECTS THE MAXIMUM SALES CHARGE, WHILE
NO SUCH CHARGES ARE REFLECTED IN THE
PERFORMANCE OF THE INDICES.

(+)THE RUSSELL 1000 GROWTH INDEX IS AN
UNMANAGED INDEX COMPRISED OF COMMON
STOCKS OF LARGER U.S. COMPANIES WITH
GREATER THAN AVERAGE GROWTH ORIENTATION
AND REPRESENTS THE UNIVERSE OF STOCKS
FROM WHICH EARNINGS/GROWTH MONEY
MANAGERS TYPICALLY SELECT. SOURCE IS
WIESENBERGER(R).

(++)THE STANDARD & POOR'S 500 STOCK INDEX
IS AN UNMANAGED INDEX GENERALLY
REPRESENTATIVE OF THE U.S. STOCK MARKET.
SOURCE IS WIESENBERGER(R).

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON
Data shows the percentage of the common stocks in the portfolio that each sector represented on September 30, 2000, and on September 30, 1999.
[BAR GRAPH]

                                                                   KEMPER GROWTH FUND ON              KEMPER GROWTH FUND ON
                                                                          9/30/00                            9/30/99
                                                                   ---------------------              ---------------------
TECHNOLOGY                                                                 43.80%                              31.20%
HEALTH CARE                                                                17.30%                              16.70%
COMMUNICATION SERVICES                                                     10.40%                              11.30%
CONSUMER NON-DURABLES                                                       9.30%                              23.20%
BASIC MATERIALS                                                             7.20%                               0.00%
CAPITAL GOODS                                                               6.60%                              11.60%
FINANCE                                                                     3.80%                               5.00%
ENERGY                                                                      1.60%                               1.00%

A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*
Data shows the percentage of the common stocks in the portfolio that each sector of Kemper Growth Fund represented on September 30, 2000, compared with the industry sectors that make up the fund's benchmark, the Russell 1000 Growth index.
[BAR GRAPH]

                                                                   KEMPER GROWTH FUND ON           RUSSELL 1000 GROWTH INDEX ON
                                                                          9/30/00                            9/30/00
                                                                   ---------------------           ----------------------------
TECHNOLOGY                                                                 43.80%                              59.40%
HEALTH CARE                                                                17.30%                              13.90%
COMMUNICATION SERVICES                                                     10.40%                               2.80%
CONSUMER NON-DURABLES                                                       9.30%                              11.90%
BASIC MATERIALS                                                             7.20%                               0.00%
CAPITAL GOODS                                                               6.60%                               8.40%
FINANCE                                                                     3.80%                               1.70%
ENERGY                                                                      1.60%                               0.90%
UTILITIES                                                                   0.00%                               0.90%
TRANSPORTATION                                                              0.00%                               0.10%

* THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF COMMON STOCKS OF LARGER U.S. COMPANIES WITH GREATER-THAN-AVERAGE GROWTH ORIENTATION AND REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH EARNINGS/GROWTH MONEY MANAGERS TYPICALLY SELECT.

INDIVIDUAL HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS
Representing 40.3 percent of the fund's total net assets on September 30, 2000.

            HOLDINGS                                                             PERCENT
----------------------------------------------------------------------------------------
1.          CISCO SYSTEMS                 Large, comprehensive supplier of        6.2%
                                          routing software and related
                                          systems that direct the flow of
                                          data between local networks.
----------------------------------------------------------------------------------------
2.          PFIZER                        Globally diversified research-based     5.8%
                                          health-care company that develops,
                                          manufactures and markets a wide
                                          variety of products for human and
                                          animal health care.
----------------------------------------------------------------------------------------
3.          GENERAL ELECTRIC              A broadly diversified company with      5.5%
                                          major businesses in power
                                          generators, appliances, lighting,
                                          plastics, medical systems, aircraft
                                          engines, financial services and
                                          broadcasting.
----------------------------------------------------------------------------------------
4.          SUN MICROSYSTEMS              A provider of high-performance          5.4%
                                          workstations, servers and
                                          networking software for the
                                          engineering, scientific, commercial
                                          and technical industries.
----------------------------------------------------------------------------------------
5.          INTEL                         Engaged in the design, development,     4.2%
                                          manufacture and sale of advanced
                                          semiconductors and integrated
                                          circuits.
----------------------------------------------------------------------------------------
6.          MICROSOFT                     Develops, markets and supports a        3.6%
                                          variety of software, operating
                                          systems, language and application
                                          programs.
----------------------------------------------------------------------------------------
7.          EMC                           Designs, manufactures, markets and      2.5%
                                          supports high performance storage
                                          products and provides related
                                          services. The storage products
                                          include hardware, software and
                                          switching products.
----------------------------------------------------------------------------------------
8.          AMERICA ONLINE                Global leader in consumer on-line       2.4%
                                          services, including Internet
                                          access, e-mail, software, computer
                                          support and electronic periodicals.
                                          Owns Netscape Communications.
----------------------------------------------------------------------------------------
9.          ARIBA                         Provider of commerce management         2.4%
                                          solutions that leverage
                                          Internet-based technologies to
                                          extend back-office applications,
                                          automate operational processes, and
                                          reduce the cost of buying and
                                          selling goods and services.
----------------------------------------------------------------------------------------
10.         MERCK                         A global pharmaceutical company         2.3%
                                          that discovers, develops,
                                          manufactures and markets human and
                                          animal health products.
----------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER GROWTH FUND
Portfolio of Investments at September 30, 2000

    REPURCHASE AGREEMENTS-- 3.9%                                                  PRINCIPAL AMOUNT       VALUE
                                             Chase Security Government, 6.65%,
                                               to be repurchased at $100,055,416
                                               on 10/2/2000**
                                               (Cost $100,000,000)                  $100,000,000     $  100,000,000
                                             State Street Bank and Trust
                                               Company, 6.480%, to be
                                               repurchased at $15,515,373 on
                                               10/2/2000** (Cost $15,507,000)         15,507,000         15,507,000
                                             --------------------------------------------------------------------------
                                             TOTAL REPURCHASE AGREEMENTS
                                             (Cost $115,507,000)                                        115,507,000
                                             --------------------------------------------------------------------------
    COMMON STOCKS-- 96.1%                                                              SHARES

    CONSUMER
    DISCRETIONARY--5.6%
    DEPARTMENT & CHAIN STORES
                                             Home Depot, Inc.                            976,850         51,834,103
                                             Kohl's Corp.*                               603,300         34,802,869
                                             Target Corp.                              1,033,600         26,486,000
                                             Wal-Mart Stores, Inc.                     1,127,900         54,280,188
                                             --------------------------------------------------------------------------
                                                                                                        167,403,160
-----------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--6.3%
    FOOD & BEVERAGE--3.4%
                                             Coca-Cola Co.                               704,000         38,808,000
                                             PepsiCo, Inc.                             1,388,400         63,866,400
                                             --------------------------------------------------------------------------
                                                                                                        102,674,400

    PACKAGE GOODS/ COSMETICS--2.9%
                                             Colgate-Palmolive Co.                     1,089,700         51,433,840
                                             Estee Lauder Companies, Inc. "A"            926,400         33,929,400
                                             --------------------------------------------------------------------------
                                                                                                         85,363,240
-----------------------------------------------------------------------------------------------------------------------

    HEALTH--16.6%
    BIOTECHNOLOGY--4.6%
                                             Genentech, Inc.*                            294,400         54,666,400
                                             MedImmune, Inc.*                            676,800         52,282,800
                                             QLT, Inc.*                                  413,100         29,919,062
                                             --------------------------------------------------------------------------
                                                                                                        136,868,262

    MEDICAL SUPPLY--2.6%
                                             Baxter International, Inc.                  582,500         46,490,781
                                             Medtronic, Inc.                             625,420         32,404,574
                                             --------------------------------------------------------------------------
                                                                                                         78,895,355

    PHARMACEUTICALS--9.4%
                                             Allergan, Inc.                              434,900         36,721,869
                                             Merck & Co., Inc.                           913,300         67,983,769
                                             Pfizer, Inc.                              3,915,575        175,956,152
                                             --------------------------------------------------------------------------
                                                                                                        280,661,790
-----------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--4.7%
    CELLULAR TELEPHONE--1.8%
                                             American Tower Corp., "A"*                  572,400         21,572,325
                                             Vodafone Group PLC                          851,500         31,505,500
                                             --------------------------------------------------------------------------
                                                                                                         53,077,825

    TELEPHONE/ COMMUNICATIONS--2.9%
                                             JDS Uniphase Corp.*                         588,770         55,749,159
                                             Nortel Networks Corp.                       497,300         29,620,431
                                             --------------------------------------------------------------------------
                                                                                                         85,369,590

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                       SHARES            VALUE

    FINANCIAL--3.7%
    INSURANCE--1.4%
                                             American International Group, Inc.          426,150     $   40,777,228
                                             --------------------------------------------------------------------------

    CONSUMER FINANCE--1.1%
                                             American Express Co.                        527,100         32,021,325
                                             --------------------------------------------------------------------------

    OTHER FINANCIAL COMPANIES--1.2%
                                             Morgan Stanley Dean Witter & Co.            383,600         35,075,425
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    MEDIA--5.4%
    ADVERTISING--.8%
                                             Omnicom Group, Inc.                         336,500         24,543,469
                                             --------------------------------------------------------------------------

    BROADCASTING & ENTERTAINMENT--3.7%
                                             Clear Channel Communication, Inc.           424,200         23,967,300
                                             The Walt Disney Co.*                        798,700         30,550,275
                                             Univision Communication, Inc.*              599,900         22,421,263
                                             Viacom, Inc. "B"*                           566,900         33,163,650
                                             --------------------------------------------------------------------------
                                                                                                        110,102,488

    CABLE TELEVISION--.9%
                                             AT&T Corp. -- Liberty Media Group
                                               "A"*                                    1,441,200         25,941,594
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.3%
    EDP SERVICE--.9%
                                             Electronic Data Systems Co.                 674,050         27,973,075
                                             --------------------------------------------------------------------------

    INVESTMENT--1.1%
                                             Charles Schwab Corp.                        885,600         31,438,800
                                             --------------------------------------------------------------------------

    MISCELLANEOUS COMMERCIAL
      SERVICES--1.3%
                                             Siebel Systems, Inc.*                       359,900         40,061,369
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--6.9%
    DIVERSIFIED MANUFACTURING--6.9%
                                             General Electric Co.                      2,883,900        166,364,981
                                             Textron, Inc.                               829,500         38,260,688
                                             --------------------------------------------------------------------------
                                                                                                        204,625,669
-----------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--42.0%
    COMPUTER SOFTWARE--9.0%
                                             America Online, Inc.*                     1,343,670         72,222,263
                                             Microsoft Corp.*                          1,784,290        107,503,473
                                             Oracle Corp.*                               608,030         47,882,363
                                             i2 Technologies, Inc.*                      229,840         42,994,445
                                             --------------------------------------------------------------------------
                                                                                                        270,602,544

    DIVERSE ELECTRONIC PRODUCTS--4.0%
                                             Aether Systems, Inc.*                       214,870         22,668,785
                                             Applied Materials, Inc.*                    861,800         51,115,513
                                             General Motors Corp. "H" (New)*           1,138,080         42,313,814
                                             Teradyne, Inc.*                              85,650          2,997,750
                                             --------------------------------------------------------------------------
                                                                                                        119,095,862

    EDP PERIPHERALS--6.3%
                                             Ariba, Inc.*                                501,910         71,906,450
                                             EMC Corp.*                                  766,000         75,929,750
                                             Network Appliance, Inc.*                    311,500         39,677,313
                                             --------------------------------------------------------------------------
                                                                                                        187,513,513

    ELECTRONIC COMPONENTS/
      DISTRIBUTORS--8.8%
                                             Broadcom Corp. "A"*                         145,870         35,555,813
                                             Cisco Systems, Inc.*                      3,395,050        187,576,513
                                             Juniper Networks, Inc.*                     183,630         40,203,493
                                             --------------------------------------------------------------------------
                                                                                                        263,335,819

    ELECTRONIC DATA PROCESSING--5.5%
                                             Sun Microsystems, Inc.*                   1,407,800        164,360,650
                                             --------------------------------------------------------------------------

    SEMICONDUCTORS--8.4%
                                             Intel Corp.                               3,054,410        126,948,916
                                             Linear Technology Corp.                     865,080         56,013,930
                                             Vitesse Semiconductor Corp.*                752,480         66,923,690
                                             --------------------------------------------------------------------------
                                                                                                        249,886,536

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       SHARES            VALUE

    ENERGY--1.5%
    OILFIELD SERVICES/ EQUIPMENT--1.5%
                                             Schlumberger Ltd.                           547,100     $   45,033,169
                                             --------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

    UTILITIES--.1%
    ELECTRIC UTILITIES
                                             Southern Energy, Inc.*                      136,600          4,285,825
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCK
                                             (Cost $1,927,326,439)                                    2,866,987,982
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--100.0%
                                             (Cost $2,042,833,439)(a)                                $2,982,494,982
                                             --------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or U.S.
   Government agency securities. The collateral is monitored daily by the Fund so that its market value exceeds the carrying value of the repurchase agreement.

(a) Based on the cost of investments of $2,044,551,947 for federal income tax purposes at September 30, 2000, the aggregate gross unrealized appreciation was $1,033,657,486, the aggregate gross unrealized depreciation was $95,714,451 and the net unrealized appreciation on investments was $937,943,035.

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of September 30, 2000

ASSETS
Investments in securities, at value, (cost $2,042,833,439)      $2,982,494,982
------------------------------------------------------------------------------
Cash                                                                       120
------------------------------------------------------------------------------
Receivable for investments sold                                     52,499,694
------------------------------------------------------------------------------
Dividend receivable                                                  1,369,366
------------------------------------------------------------------------------
Interest receivable                                                     42,527
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      2,121,869
------------------------------------------------------------------------------
TOTAL ASSETS                                                     3,038,528,558
------------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                    8,338,761
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                    11,814,857
------------------------------------------------------------------------------
Accrued management fee                                               1,445,490
------------------------------------------------------------------------------
Other payables and accrued expenses                                  2,929,121
------------------------------------------------------------------------------
Total liabilities                                                   24,528,229
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,014,000,329
------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Net unrealized appreciation (depreciation) on investments       $  939,661,543
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               204,418,208
------------------------------------------------------------------------------
Paid-in-capital                                                  1,869,920,578
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,014,000,329
------------------------------------------------------------------------------
 NET ASSETS VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,444,928,566 / 135,507,564 shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $18.04
------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of net asset
  value.)                                                               $19.14
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($504,076,140
  / 30,548,910 shares outstanding of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                $16.50
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($41,802,515 /
  2,499,422 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                     $16.72
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($23,193,108 / 1,257,397 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                           $18.45
------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the year ended September 30, 2000

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $9,263)             $ 12,559,735
----------------------------------------------------------------------------
Interest                                                           4,821,928
----------------------------------------------------------------------------
Total income                                                      17,381,663
----------------------------------------------------------------------------
Expenses:
Management fee                                                    16,908,574
----------------------------------------------------------------------------
Services to shareholders                                           7,007,833
----------------------------------------------------------------------------
Custodian fees                                                        85,571
----------------------------------------------------------------------------
Distribution services fees                                         4,429,230
----------------------------------------------------------------------------
Administrative services fees                                       7,427,126
----------------------------------------------------------------------------
Auditing                                                              65,109
----------------------------------------------------------------------------
Legal                                                                 37,632
----------------------------------------------------------------------------
Trustees' fees and expenses                                           65,824
----------------------------------------------------------------------------
Reports to shareholders                                              678,890
----------------------------------------------------------------------------
Registration fees                                                     44,802
----------------------------------------------------------------------------
Other                                                                117,436
----------------------------------------------------------------------------
Total expenses, before expense reductions                         36,868,027
----------------------------------------------------------------------------
Expense reductions                                                  (218,664)
----------------------------------------------------------------------------
Total expenses, after expense reductions                          36,649,363
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     (19,267,700)
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                        211,498,589
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   460,612,876
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       672,111,465
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $652,843,765
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED               YEAR ENDED
                                                                SEPTEMBER 30, 2000       SEPTEMBER 30, 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                     $   (19,267,700)         $   (15,952,901)
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  211,498,589              282,344,381
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                       460,612,876              498,225,667
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           652,843,765              764,617,147
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                           (226,746,710)              (8,410,627)
-----------------------------------------------------------------------------------------------------------
  Class B                                                            (54,597,329)                 (99,496)
-----------------------------------------------------------------------------------------------------------
  Class C                                                             (2,975,833)                (100,564)
-----------------------------------------------------------------------------------------------------------
  Class I                                                             (2,054,267)              (2,647,071)
-----------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          1,535,576,603            1,164,824,532
-----------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                        270,014,395               10,651,046
-----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (1,736,304,592)          (1,560,111,670)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                          69,286,406             (384,636,092)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                    435,756,032              368,723,297
-----------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  2,578,244,297            2,209,521,000
-----------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                      $ 3,014,000,329          $ 2,578,244,297
-----------------------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived for the financial statements.

                                                                              CLASS A
                                                                      YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------
                                                      2000       1999        1998       1997       1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
                                                     $15.79      11.72       15.47      17.21      16.07
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.08)(b)  (0.05)(b)   (0.01)(b)     --       0.12
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                              4.09       4.18       (1.65)      2.61       2.74
---------------------------------------------------------------------------------------------------------------
Total from investment operations                       4.01       4.13       (1.66)      2.61       2.86
---------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  --         --          --         --      (0.04)
---------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions       (1.76)     (0.06)      (2.09)     (4.35)     (1.68)
---------------------------------------------------------------------------------------------------------------
Total distributions                                   (1.76)     (0.06)      (2.09)     (4.35)     (1.72)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $18.04      15.79       11.72      15.47      17.21
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN %(A)                                     25.49      35.29      (11.78)     19.97      19.62
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)             2,445      2,054       1,646      1,908      1,817
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        1.00       1.05        1.04       1.06       1.07
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         0.99       1.05        1.04       1.06       1.07
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             (0.44)     (0.36)      (0.09)      0.07       0.65
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              49         97         122        201        150
---------------------------------------------------------------------------------------------------------------

                                                                             CLASS B
                                                                    YEAR ENDED SEPTEMBER 30,
                                                     -------------------------------------------------------
                                                      2000       1999        1998       1997       1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
                                                     $14.69      11.03       14.83      16.82      15.85
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.23)(b)  (0.21)(b)   (0.16)(b)  (0.16)     (0.09)
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                              3.80       3.93       (1.55)      2.52       2.74
------------------------------------------------------------------------------------------------------------
Total from investment operations                       3.57       3.72       (1.71)      2.36       2.65
------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  --         --          --         --         --
------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions       (1.76)     (0.06)      (2.09)     (4.35)     (1.68)
------------------------------------------------------------------------------------------------------------
Total distributions                                   (1.76)     (0.06)      (2.09)     (4.35)     (1.68)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $16.50      14.69       11.03      14.83      16.82
------------------------------------------------------------------------------------------------------------
TOTAL RETURN %(A)                                     24.32      33.77      (12.73)     18.68      18.47
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)               504        479         527        874        874
------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        1.91       2.17        2.14       2.13       2.05
------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.90       2.17        2.14       2.13       2.05
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             (1.35)     (1.48)      (1.19)     (1.00)     (0.33)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              49         97         122        201        150
------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                          CLASS C
                                                                 YEAR ENDED SEPTEMBER 30,
                                                    ---------------------------------------------------
                                                     2000       1999        1998       1997       1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $14.87      11.13       14.91      16.87      15.87
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (.23)(b)  (0.18)(b)   (0.14)(b)  (0.13)     (0.06)
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                             3.84       3.98       (1.55)      2.52       2.74
-------------------------------------------------------------------------------------------------------
Total from investment operations                      3.61       3.80       (1.69)      2.39       2.68
-------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                 --         --          --         --         --
-------------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                       (1.76)     (0.06)      (2.09)     (4.35)     (1.68)
-------------------------------------------------------------------------------------------------------
Total distributions                                  (1.76)     (0.06)      (2.09)     (4.35)     (1.68)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $16.72      14.87       11.13      14.91      16.87
-------------------------------------------------------------------------------------------------------
TOTAL RETURN %(A)                                    24.30      34.19      (12.50)     18.87      18.65
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)               42         26          16         18         11
-------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                   1.90       1.90        1.98       1.99       1.95
-------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        1.89       1.90        1.98       1.99       1.95
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)(%)             (1.34)     (1.21)      (1.03)     (0.86)     (0.23)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             49         97         122        201        150
-------------------------------------------------------------------------------------------------------

                                                                          CLASS I
                                                                 YEAR ENDED SEPTEMBER 30,
                                                    ---------------------------------------------------
                                                     2000       1999        1998       1997       1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $16.07      11.88       15.60      17.26      16.09
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.02)(b)     --(b)     0.05(b)    0.08       0.19
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                             4.16       4.25       (1.68)      2.61       2.74
-------------------------------------------------------------------------------------------------------
Total from investment operations                      4.14       4.25       (1.63)      2.69       2.93
-------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                 --         --          --         --      (0.08)
-------------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                       (1.76)     (0.06)      (2.09)     (4.35)     (1.68)
-------------------------------------------------------------------------------------------------------
Total distributions                                  (1.76)     (0.06)      (2.09)     (4.35)     (1.76)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $18.45      16.07       11.88      15.60      17.26
-------------------------------------------------------------------------------------------------------
TOTAL RETURN %(A)                                    25.81      35.82      (11.45)     20.51      20.19
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)               23         19          21         27         36
-------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                   0.69       0.71        0.65       0.70       0.64
-------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        0.68       0.71        0.65       0.70       0.64
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)(%)             (0.13)     (0.02)       0.30       0.43       1.08
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             49         97         122        201        150
-------------------------------------------------------------------------------------------------------

NOTES:

(a) Total return does not reflect the effect of sales charges.

(b) Based on monthly average shares outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Growth Fund (the "Fund") is registered under
                             the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than the other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to

NOTES TO FINANCIAL STATEMENTS

                             be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASE & SALES OF
     SECURITIES              For the year ended September 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases  $1,478,316,738

                             Proceeds from
                             sales    1,819,761,616

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. For the year ended September 30, 2000 the Fund incurred a management fee of $16,908,574 which is equivalent to an annualized effective rate of 0.54% of the Fund's average daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended September 30, 2000 are $260,764.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant

NOTES TO FINANCIAL STATEMENTS

                             to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended September 30, 2000 are $5,642,739, of which $378,335 was unpaid at September 30, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by KDI for the year ended September 30, 2000 were $7,427,126, of which $825,194 was unpaid at
                             September 30, 2000. In addition $10,122 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $5,949,090 for the year ended September 30, 2000, of which $1,464,391 was unpaid at September 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended September 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $65,824 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                        YEAR ENDED                        YEAR ENDED
                                                                    SEPTEMBER 30, 2000                SEPTEMBER 30, 1999
                                                              ------------------------------    ------------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
                                       SHARES SOLD
                                        Class A                61,164,943    $ 1,139,176,816     45,110,454    $   674,753,619
                                       ---------------------------------------------------------------------------------------
                                        Class B                13,712,810        234,563,095     14,097,353        198,182,746
                                       ---------------------------------------------------------------------------------------
                                        Class C                 2,958,176         50,881,802      8,918,271        124,349,113
                                       ---------------------------------------------------------------------------------------
                                        Class I                   210,431          4,010,848        305,404          4,765,806
                                       ---------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                11,868,295        212,324,191        545,912          7,903,899
                                       ---------------------------------------------------------------------------------------
                                        Class B                 3,199,374         52,725,667        187,669          2,548,546
                                       ---------------------------------------------------------------------------------------
                                        Class C                   174,377          2,910,274          7,235             99,269
                                       ---------------------------------------------------------------------------------------
                                        Class I                   112,562          2,054,263          6,762             99,332
                                       ---------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (73,344,426)    (1,367,359,637)   (66,868,785)    (1,009,461,661)
                                       ---------------------------------------------------------------------------------------
                                        Class B               (12,740,160)      (217,089,786)   (17,906,651)      (254,201,670)
                                       ---------------------------------------------------------------------------------------
                                        Class C                (2,370,882)       (40,278,747)    (8,586,442)      (120,182,177)
                                       ---------------------------------------------------------------------------------------
                                        Class I                  (242,155)        (4,632,380)      (868,670)       (13,492,914)
                                       ---------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 5,755,552    $   106,944,042     10,799,272        162,773,248
                                       ---------------------------------------------------------------------------------------
                                        Class B                (6,242,908)      (106,944,042)   (11,534,355)      (162,773,248)
                                       ---------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        FROM CAPITAL SHARE TRANSACTIONS
                                                                             $    69,286,406                   $  (384,636,092)
                                       ---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $6,994 and $211,670, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper Funds (the "the
                             Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants.
                             Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

The Fund paid distributions of $1.76 per share from net long-term capital gains during its year ended September 30, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $219,000,000 as capital gain dividends for its year ended September 30, 2000, of which 100% represents 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Growth Fund, as of September 30, 2000, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Growth Fund at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1996, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          November 14, 2000

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    WILLIAM F. TRUSCOTT
Trustee                           President                         Vice President

LEWIS A. BURNHAM                  PHILLIP J. COLLORA                LINDA J. WONDRACK
Trustee                           Vice President                    Vice President
                                  and Secretary
LINDA C. COUGHLIN                                                   MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
DONALD L. DUNAWAY                                                   CAROLINE PEARSON
Trustee                           VALERIE F. MALTER                 Assistant Secretary
                                  Vice President
ROBERT B. HOFFMAN                                                   BRENDA LYONS
Trustee                           ANN M. MCCREARY                   Assistant Treasurer
                                  Vice President
DONALD R. JONES
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee and
Vice President

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza
                                      Chicago, IL 60606-5808
                                      www.kemper.com



[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)